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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT


         At April 30, 2000, the Registrant had the following subsidiary companies, all of which are wholly owned unless otherwise indicated in the footnotes:

                                                                                        Jurisdiction of
                  Company                                                               Incorporation
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
Subsidiaries producing manufactured housing:

     Fleetwood Homes of Alabama, Inc.(1)                                              Alabama
     Fleetwood Homes of Arizona, Inc.                                                 Arizona
     Fleetwood Homes of California, Inc.                                              California
     Fleetwood Homes of Florida, Inc.                                                 Florida
     Fleetwood Homes of Georgia, Inc.                                                 Georgia
     Fleetwood Homes of Idaho, Inc.                                                   Idaho
     Fleetwood Homes of Indiana, Inc.                                                 Indiana
     Fleetwood Homes of Kentucky, Inc.                                                Kentucky
     Fleetwood Homes of Mississippi, Inc.                                             Mississippi
     Fleetwood Homes of North Carolina, Inc.                                          North Carolina
     Fleetwood Homes of Oklahoma, Inc.(1)                                             Oklahoma
     Fleetwood Homes of Oregon, Inc.                                                  Oregon
     Fleetwood Homes of Pennsylvania, Inc.                                            Pennsylvania
     Fleetwood Homes of Tennessee, Inc.                                               Tennessee
     Fleetwood Homes of Texas, Inc.                                                   Texas
     Fleetwood Homes of Virginia, Inc.                                                Virginia
     Fleetwood Homes of Washington, Inc.                                              Washington
     North River Homes, Inc.(1)(2)                                                    Alabama

Subsidiaries producing motor homes:

     Fleetwood Motor Homes of California, Inc.                                        California
     Fleetwood Motor Homes of Indiana, Inc.                                           Indiana
     Fleetwood Motor Homes of Pennsylvania, Inc.                                      Pennsylvania

Subsidiaries producing travel trailers:

     Fleetwood Travel Trailers of California, Inc.                                    California
     Fleetwood Travel Trailers of Indiana, Inc.                                       Indiana
     Fleetwood Travel Trailers of Maryland, Inc.                                      Maryland
     Fleetwood Travel Trailers of Nebraska, Inc.                                      Nebraska
     Fleetwood Travel Trailers of Ohio, Inc.                                          Ohio
     Fleetwood Travel Trailers of Oregon, Inc.                                        Oregon
     Fleetwood Travel Trailers of Texas, Inc.                                         Texas
     Fleetwood Travel Trailers of Virginia, Inc.                                      Virginia
     Fleetwood Canada Ltd.(3)                                                         Ontario, Canada


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Subsidiary producing folding trailers:

     Fleetwood Folding Trailers, Inc.                                                 Delaware

Supply subsidiaries:

     Gold Shield, Inc.                                                                California
     Gold Shield of Indiana, Inc.                                                     Indiana
     Hauser Lake Lumber Operation, Inc.                                               Idaho

Subsidiaries involved in manufactured housing retail business:

     Expression Homes Corporation(4)                                                  Delaware
     Fleetwood Retail Corp.                                                           Delaware
     Fleetwood Retail Investment Corp.                                                California
     Fleetwood Retail Corp. of Alabama                                                Delaware
     Fleetwood Retail Corp. of Arizona                                                Arizona
     Fleetwood Retail Corp. of Arkansas                                               Arkansas
     Fleetwood Retail Corp. of California                                             California
     Fleetwood Retail Corp. of Colorado                                               Colorado
     Fleetwood Retail Corp. of Florida                                                Florida
     Fleetwood Retail Corp. of Georgia                                                Delaware
     Fleetwood Retail Corp. of Idaho                                                  Idaho
     Fleetwood Retail Corp. of Illinois                                               Illinois
     Fleetwood Retail Corp. of Kansas                                                 Delaware
     Fleetwood Retail Corp. of Kentucky                                               Kentucky
     Fleetwood Retail Corp. of Louisiana                                              Louisiana
     Fleetwood Retail Corp. of Missouri                                               Missouri
     Fleetwood Retail Corp. of Mississippi                                            Mississippi
     Fleetwood Home Centers of Nevada, Inc.                                           Nevada
     Fleetwood Retail Corp. of New Mexico                                             New Mexico
     Fleetwood Retail Corp. of North Carolina                                         North Carolina
     Fleetwood Retail Corp. of Ohio                                                   Ohio
     Fleetwood Retail Corp. of Oklahoma                                               Oklahoma
     Fleetwood Retail Corp. of Oregon                                                 Oregon
     Fleetwood Retail Corp. of South Carolina                                         Delaware
     Fleetwood Retail Corp. of Tennessee                                              Tennessee
     Fleetwood Home Centers of Texas, Inc.                                            Texas
     Fleetwood Retail Corp. of Washington                                             Delaware
     Fleetwood Retail Corp. of Virginia                                               Virginia
     Fleetwood Retail Corp. of West Virginia                                          West Virginia

Other subsidiaries:

     Buckingham Development Co.                                                       California
     C.V. Aluminum, Inc.(1)                                                           California
     Continental Lumber Products, Inc.                                                California
     Fleetwood Foreign Sales Corp.                                                    U.S. Virgin Islands
     Fleetwood Holidays, Inc.                                                         Florida
     Fleetwood International, Inc.                                                    California
     Fleetwood Recreational Vehicles of
        Michigan, Inc.(1)                                                             Michigan
     Gibraltar Insurance Company, Ltd.                                                Bermuda

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     GSF Installation Co.(1)                                                          California
     Paramount Insurance Company, Ltd.(5)                                             Bermuda

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(1)  Wholly owned subsidiary inactive at April 30, 2000.
(2)  Wholly owned subsidiary of Fleetwood Homes of Alabama, Inc.
(3)  Wholly owned subsidiary of Fleetwood International, Inc.
(4)  Wholly owned subsidiary of Fleetwood Retail Investment Corp.
(5)  Wholly owned insurance subsidiary formed subsequent to April 30, 2000.